                                                                   EXHIBIT 10.48

                              TERMINATION AGREEMENT

         This Termination Agreement (this "Agreement") is signed 27 November, 2003 between the following two parties.

PARTY A:          Shanghai Huitong Information Co., Ltd.
ADDRESS:          No.28, Jiaji Road, Jiading District, Shanghai

PARTY B:          Hu Ankai
ADDRESS:          No.22, Lane 1416, Zhonghua Road, Shanghai

         1 WHEREAS, Party A and Party B signed the loan agreement (the "Loan Agreement") in January 16th, 2002.

         2 WHEREAS, Party A and Party B intent to terminate the Loan Agreement.

         NOW THEREFORE, both parties agree as follows:

1. Party A and Party B agree to terminate the Loan Agreement and the Loan Agreement shall terminate automatically upon this Agreement coming into effect.

2. Rights and obligations of Party A and Party B under the Loan Agreement shall terminate upon the termination of the Loan Agreement.

3.       This Agreement shall be effective as of the date of execution.

4. This Agreement shall be governed by the laws of People's Republic of China.

5. This Agreement is executed by Chinese and English in duplicate, and in case of confliction, the Chinese version shall prevail.

PARTY A: SHANGHAI HUITONG INFORMATION CO., LTD.

Representative: /s/ Jun Wu

PARTY B: /s/ Hu Ankai

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